                                                                    EXHIBIT 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
                               AGERE SYSTEMS INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350
           (ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

    The undersigned Chief Executive Officer of Agere Systems Inc. ('Agere') hereby certifies that:

        1. Agere's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, to which this certification is attached as an exhibit (the 'Report'), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Agere.


May 8, 2003                                    /S/ JOHN T. DICKSON
                                     ........................................
                                                   JOHN T. DICKSON
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

    A signed original of this written statement required by Section 906 has been provided to Agere Systems Inc. and will be retained by Agere Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.